SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 28, 2005


                              STATION CASINOS, INC
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             (Exact name of registrant as specified in its charter)


          Nevada                    000-21640                88-0136443
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(State or other jurisdiction       (Commission             (I.R.S. Employer
      of incorporation)            File Number)           Identification No.)


2411 West Sahara Avenue, Las Vegas, Nevada                    89102
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code: (702) 367-2411
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                                       N/A
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          (Former name or former address, if changed since last report)

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On July 28, 2005, Station Casinos, Inc. issued a press release announcing its financial results for the second quarter ended June 30, 2005. A copy of the press release is attached to this Current Report as Exhibit 99.1.

     The information, including exhibits attached thereto, of this Current Report is being furnished and shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.




     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Station Casinos, Inc.



Date: July 28, 2005                 By:  /s/ Glenn C. Christenson
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                                         Glenn C. Christenson
                                         Executive Vice President, Chief
                                         Financial Officer, Chief Administrative
                                         Officer and Treasurer